UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

Intersect ENT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Intersect ENT, Inc.

1555 Adams Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 641-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading symbol(s)	Name of Exchange on Which registered:
Common Stock, 0.001 par value	XENT	The Nasdaq Global Market

Item 2.02	Results of Operations and Financial Condition

On May 6, 2019, Intersect ENT, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2019. A copy of the press release is furnished as an Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 2.02 and the related Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2019, Lisa D. Earnhardt, the Company’s President and Chief Executive Officer, informed the Company that she was resigning as the Company’s President and Chief Executive Officer, effective June 5, 2019. Ms. Earnhardt will continue to serve as a director.

In connection with Ms. Earnhardt’s resignation, the Board of Directors of the Company appointed Kieran T. Gallahue as the Company’s Executive Chairman of the Board, effective May 7, 2019, and, in the event the Company has not recruited a President and CEO by the effective date of Ms. Earnhardt’s resignation, Mr. Gallahue will serve additionally as Interim President and CEO. Mr. Gallahue, age 55, has served as the Company’s Lead Director and a member of the Company’s Board of Directors since April 2015. Mr. Gallahue served as Chairman and Chief Executive Officer of CareFusion Corporation, a global healthcare company from February 2011 until its sale in March 2015. From January 2008 through January 2011, Mr. Gallahue served as Chief Executive Officer and as a Director of ResMed Inc., a medical device company. Mr. Gallahue has also served as a member of the Board of Directors of Arena Pharmaceuticals, Inc., a clinical stage biopharmaceutical company, since July 2018, and Edwards Lifesciences Corporation, a cardiovascular device company, since February 2015. The Company believes Mr. Gallahue’s extensive executive management experience at medical device companies, including his most recent position as Chief Executive Officer of CareFusion, as well as corporate governance experience enable him to make valuable contributions in this newly expanded role.

Simultaneously with Mr. Gallahue’s appointment as Executive Chairman of the Board, he has resigned from the Company’s Audit Committee and the Board has appointed Teresa L. Kline to serve on the Audit Committee.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release entitled “Intersect ENT Reports First Quarter 2019 Results” dated May 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.
Dated: May 6, 2019
	By:	/s/ Jeryl L. Hilleman
Jeryl L. Hilleman
Chief Financial Officer